UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 21, 2023
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President
On December 21, 2023, Marathon Petroleum Corporation (the “Company”) announced the appointment of Maryann T. Mannen to serve as President, effective January 1, 2024. Ms. Mannen will succeed Michael J. Hennigan, who will cease to serve as President of the Company effective January 1, 2024. Mr. Hennigan will continue to serve as the Company’s Chief Executive Officer.
Ms. Mannen, 61, has served as the Company’s Executive Vice President and Chief Financial Officer since January 25, 2021. She has also served as a member of the board of directors of MPLX GP LLC (“MPLX”), the general partner of MPLX LP and an indirect, wholly owned subsidiary of the Company, since February 1, 2021. Before joining the Company, Ms. Mannen served as Executive Vice President and Chief Financial Officer of TechnipFMC (a successor to FMC Technologies, Inc.), a global leader in subsea, onshore/offshore, and surface projects for the energy industry, since 2017, having previously served as Executive Vice President and Chief Financial Officer of FMC Technologies, Inc. since 2014, Senior Vice President and Chief Financial Officer since 2011, and in various positions of increasing responsibility with FMC Technologies, Inc. since 1986.
Ms. Mannen's annual base salary is $1,000,000, and her current target bonus opportunity under the Company’s annual cash bonus ("ACB") program is equal to 110% of her base salary. Her actual bonus will be based on performance relative to the performance goals established under the ACB program. Ms. Mannen's target award value under the Company’s long-term incentive ("LTI") program was $4,000,000 for 2023. Descriptions of the ACB and LTI programs are included in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders, filed on Schedule 14A with the Securities and Exchange Commission on March 13, 2023 (the “2023 Proxy Statement”). Any changes to Ms. Mannen’s compensation resulting from her appointment as the Company’s President will be determined in due course by the Compensation and Organization Development Committee of the Company’s Board of Directors during the annual compensation review process in early 2024.
Ms. Mannen will also continue to be eligible to participate in the Company’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability and retirement and severance benefits plans, descriptions of which are included in the 2023 Proxy Statement.
Other than with respect to the compensation matters described above, there are no arrangements or understandings between Ms. Mannen and any other persons pursuant to which Ms. Mannen was appointed the Company’s President. There are no family relationships between Ms. Mannen and any director or executive officer of the Company, and Ms. Mannen has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Appointment of Principal Financial Officer
On December 21, 2023, the Company announced the appointment of John J. Quaid to serve as its Executive Vice President and Chief Financial Officer, effective January 1, 2024. In this capacity, Mr. Quaid will be the Company’s principal financial officer. Mr. Quaid will succeed Ms. Mannen, who will cease to serve as Executive Vice President and Chief Financial Officer of the Company effective January 1, 2024 to accept the role of President, as discussed above.
Mr. Quaid, 52, has served as Executive Vice President and Chief Financial Officer of MPLX since September 2021, and has served as a member of MPLX's board of directors since January 2022. He previously served as the Company’s Senior Vice President and Controller beginning in April 2020, and Vice President and Controller beginning in 2014. Before joining the Company, Mr. Quaid was Vice President of Iron Ore at United States Steel Corporation, an integrated steel producer, beginning in 2014, and Vice President and Treasurer beginning in 2011, having previously served in various functions including investor relations, business planning, financial planning and analysis and project management.
Mr. Quaid's annual base salary is $635,000, and his current target bonus opportunity under the Company’s ACB program is equal to 80% of his base salary. His actual bonus will be based on performance relative to the performance goals established under the ACB program. Mr. Quaid's target award value under the Company’s LTI program was $1,500,000 for 2023. Descriptions of the ACB and LTI programs are included in the 2023 Proxy Statement. Any changes to Mr. Quaid’s compensation resulting from his appointment as the Company’s Executive Vice President and Chief Financial Officer will be determined in due course by the Compensation and Organization Development Committee of the Company’s Board of Directors during the annual compensation review process in early 2024.
Mr. Quaid will also continue to be eligible to participate in the Company’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability and retirement and severance benefit plans, descriptions of which are included in the 2023 Proxy Statement.
Other than with respect to the compensation matters described above, there are no arrangements or understandings between Mr. Quaid and any other persons pursuant to which Mr. Quaid was appointed the Company’s Executive Vice President and Chief Financial Officer. There are no family relationships between Mr. Quaid and any director or executive officer of the Company, and

Mr. Quaid has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Principal Accounting Officer
C. Kristopher Hagedorn, the Company's Senior Vice President and Controller, and principal accounting officer, has been appointed as Executive Vice President and Chief Financial Officer of MPLX, effective January 1, 2024. Mr. Hagedorn will also continue to serve as the Company's Senior Vice President and Controller, and principal accounting officer, until a successor for this role is named.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated December 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: December 21, 2023	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary